UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2025

TREASURE GLOBAL INC

(Exact name of registrant as specified in its charter)

Delaware	001-41476	36-4965082
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

276 5th Avenue, Suite 704 #739 New York, New York	10001
(Address of registrant’s principal executive office)	(Zip code)

+6012 643 7688

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 14, 2025, Treasure Global Inc (the “Company”) entered into a Lock-Up agreement (the “Lock-Up Agreement”) with certain stockholders of the Company listed on the Schedule 1 thereto (collectively, the “Stockholders”). The Lock-Up Agreement is intended to support market stability, promote investor confidence, and potentially enhance long-term shareholder value. Under the Lock-Up Agreement, the Stockholders agreed not to offer, sell, transfer, pledge, or otherwise dispose pf any shares of the Company’s common stock or securities convertible into common stock (the “Securities”) for a period of one (1) year from the date of the Lock-Up Agreement (the “Registration Period”).

To enforce such restrictions, the Company will instruct its transfer agent to place stop-transfer restrictions on the Securities during the Restriction Period. The Lock-Up Agreement permits certain limited transfers, including bona fide gifts, transfers to immediate family members or affiliated entities, and transfers by will or inheritance, provided that the transferee agrees to remaining lock-up restrictions and no transfer is required to be reported Securities and Exchange Commission in accordance with the Exchange Act of 1934.

The Lock-Up Agreement does not restrict the delivery of shares of common stock upon exercise of employee stock options or warrants, as long as any shares of common stock received remain subject to the Lock-Up Agreement. The Lock-Up Agreement also permits Stockholder to establish Rule 10b5-1 plan provided that no public filing or sales occur under the plan during the Restriction Period.

The above summary of the Lock-Up Agreement is qualified in its entirety by reference to the full texts of the Lock-Up Agreement and, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company is furnishing this Current Report on Form 8-K on a voluntary basis,

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Lock-Up Agreement among Treasure Global Inc. and Certain Stockholders dated November 14, 2025
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2025	TREASURE GLOBAL INC.

	By:	/s/ Carlson Thow
	Name:	Carlson Thow
	Title:	Chief Executive Officer

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